DELAWARE GROUP® STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Idaho Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated December 28, 2018

Effective Dec. 2, 2019, the following replaces the information in the section entitled “About your account — Investing in the Funds — Choosing a share class — Class A — Class A sales charges”:

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Delaware Tax-Free Minnesota Intermediate Fund
Less than $100,000	2.75%	3.23%
$100,000 but less than $250,000	2.00%	2.44%
$250,000 or more	none*	none*

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
 Delaware Tax-Free Arizona Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free Minnesota Fund, and Delaware Minnesota High-Yield Municipal Bond Fund

Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 or more	none*	none*
* There is no front-end sales charge when you purchase $250,000 or more of Class A shares ($1 million or more for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund). However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares ($1 million or more for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund), you will have to pay a Limited CDSC of 1.00% if you redeem these shares of the Funds other than Delaware Tax-Free Minnesota Intermediate Fund within the first year after your purchase and 0.50% if you redeem shares within the second year; and 0.75% if you redeem shares of Delaware Tax-Free Minnesota Intermediate Fund within the first year after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Effective Dec. 2, 2019, the following replaces the information in the section entitled “About your account — Investing in the Funds — Choosing a share class — Class C:

• Class C shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

• In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

• Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

• For approximately ten years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

• Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately ten years after you buy Class C shares. Conversion may occur as late as one month after the tenth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

• You may purchase only up to $250,000 ($1 million for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund) of Class C shares at any one time. Orders that equal or exceed $250,000 ($1 million for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund) will be rejected.

• Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

Effective Dec. 2, 2019, the following replaces the information in the section entitled “About your account — Investing in the Funds — Dealer compensation:

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below

	Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund		Delaware Tax-Free Minnesota Intermediate Fund		The Funds (except Delaware Tax-Free California Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Minnesota Intermediate Fund)
	Class A1	Class C2	Class A1	Class C2	Class A1	Class C2
Commission (%)	—	1.00%	—	1.00%	—	1.00%
Investment less than $100,000	4.00%	—	2.35%	—	4.00%	—
$100,000 but less than $250,000	3.00%	—	1.75%	—	3.00%	—
$250,000 but less than $500,000	2.00%	—	0.75%	—	1.00%	—
$500,000 but less than $1 million	1.60%	—	0.75%	—	1.00%	—
$1 million but less than $5 million	1.00%	—	0.75%	—	1.00%	—
$5 million but less than $25 million	0.50%	—	0.50%	—	0.50%	—
$25 million or more	0.25%	—	0.25%	—	0.25%	—
12b-1 fee to dealer	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. However, the Distributor has contracted to limit this amount to 0.15% for Delaware Tax-Free Minnesota Intermediate Fund from Dec. 29, 2017 through Dec. 29, 2018. Additionally, Delaware Tax-Free Pennsylvania Fund’s Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992, and 0.25% on all shares acquired on or after June 1, 1992.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%,but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately ten years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2019.

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